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                                                                     EXHIBIT 4.3

                        [THE CONCOURS GROUP, INC. LOGO]
              Incorporated Under the Laws of the State of Delaware

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  NUMBER                                                              SHARES

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THIS CERTIFIES THAT                                          CUSIP: 206633 10 9


                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS
                                                              AND APPLICABLE
                                                           RESTRICTIONS, IF ANY

Is the owner of

  FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 EACH OF

                            THE CONCOURS GROUP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

   IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be affixed hereto.

      Dated:

      Countersigned and Registered:
      American Stock Transfer & Trust Company

                 Transfer Agent and Registrar

      By:

                           Authorized Officer


                                     [SEAL]


/s/ RONALD P. CHRISTMAN                              /s/ NICHOLAS P. VITALARI
Chairman of the Board,                               Executive Vice President
President and Secretary



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   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common         UNIF GIFT MIN ACT --    Custodian
                                                            ----         ----
TEN ENT -- as tenants by the entireties                   (Cust)       (Minor)
                                                           under Uniform Gifts
JT TEN  -- as joint tenants with right of                  to Minors
           survivorship and not as tenants
           in common                                       Act
                                                              -----------------
                                                                  (State)


    Additional abbreviations may also be used though not in the above list.



   For value received, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK.
THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER HEREOF A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR SUCH RIGHTS TO THE EXTENT THEY HAVE BEEN FIXED. ANY SUCH REQUEST SHOULD BE MADE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.




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NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

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ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR
BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.
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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.